Exhibit 10.1

THIRD AMENDMENT TO LOAN
AND SECURITY AGREEMENT

This THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), is dated as of December 8, 2014, by and among, on the one hand, WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), CITIZENS BUSINESS CAPITAL, f/k/a RBS Citizens Business Capital, a division of Citizens Asset Finance, Inc., f/k/a RBS Asset Finance, Inc. (“Citizens”), and the other lenders identified on the signature pages hereof (Wells Fargo, Citizens, and such other lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as lead arranger (in such capacity, together with its successors and assigns in such capacity, the “Lead Arranger”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as the administrative agent (in such capacity, together with its successors and assigns in such capacity, “Agent”) for the Lenders and the Bank Product Provider, and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (in such capacity together with its successors and assigns in such capacity, “Trustee”) and as Collection Account Bank, and, on the other hand, NEWSTAR BUSINESS FUNDING 2012-1, LLC, a Delaware limited liability company (“Borrower”), and NEWSTAR BUSINESS CREDIT, LLC, a Delaware limited liability company (“Servicer”).

WITNESSETH:

WHEREAS, Borrower, Servicer, the Lenders, Agent, and Trustee are parties to that certain Loan and Security Agreement, dated as of December 7, 2012, as amended by that certain Joinder Agreement and First Amendment to Loan and Security Agreement, dated as of April 1, 2014, and as amended by that certain Second Amendment to Loan and Security Agreement, dated as of May 5, 2014 (as amended, the “Loan Agreement”);

WHEREAS, Borrower and Servicer have requested that Agent and the Lenders agree to (i) extend the Maturity Date, (ii) increase the Maximum Revolver Amount under the Loan Agreement, and (iii) amend certain provisions of the Loan Agreement, in each case, in accordance with the terms and conditions hereof;

WHEREAS, Agent and the Lenders have agreed to (i) extend the Maturity Date, (ii) increase the Maximum Revolver Amount under the Loan Agreement, and (iii) amend the Loan Agreement, in each case, subject to the terms and conditions set forth herein; and

WHEREAS, Agent and the Lenders hereby direct the Trustee to join in executing this Amendment;

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein have the meanings assigned to such terms in the Loan Agreement, as amended hereby.

SECTION 2. Amendments.

(a)    Upon the Third Amendment Effective Date (as defined below), the following definitions set forth in Section 1.1 of the Loan Agreement shall be deleted in their entirety and replaced, respectively, as follows:
“‘Available Increase Amount’ means, as of any date of determination, an amount equal to the result of (a) $190,000,000 minus (b) the aggregate principal amount of Increases to the Commitments made pursuant to Section 2.2 of this Agreement after the Third Amendment Effective Date.
“‘Borrowing Base’ means, as of any date of determination, the result of:
(a)    85% of the aggregate outstanding balance of Eligible Portfolio Loans; provided, that, with respect to any request for a Pre-Funded Advance, the applicable proposed Portfolio Loan or Purchased Participation shall be assumed to be an Eligible Portfolio Loan for purposes of calculating the Borrowing Base as of the Funding Date for such Advance (but for the avoidance of doubt, from and after the Portfolio Loan Origination Date for such Portfolio Loan or Purchased Participation, it shall not continue to qualify as an Eligible Portfolio Loan unless it has met the criteria therefor), plus
(b)    80% (or such lower advance rate as may be required by the Intercreditor Agreement) of the aggregate outstanding balance of Eligible Split-Funded Loans; provided, that, with respect to any request for a Pre-Funded Advance, such proposed Portfolio Loan or Purchased Participation shall be assumed to be an Eligible Split-Funded Loan for purposes of calculating the Borrowing Base as of the Funding Date for such Advance (but for the avoidance of doubt, from and after the Portfolio Loan Origination Date for such Portfolio Loan or Purchased Participation, it shall not continue to qualify as an Eligible Split-Funded Loan unless it has met the criteria therefor), plus
(c)    50% of the Eligible Stretch Loan Fundings, minus
(d)    the aggregate amount of reserves, if any, established by Agent under Section 2.1(d) of this Agreement.
“‘Letter of Credit Sublimit’ means, as of any date of determination, (a) with respect to Letters of Credit, an amount equal to 10% of the aggregate Commitments of all Lenders in effect on such date, and (b) as a further sublimit thereof, with respect to Bankers’ Acceptances, an amount equal to 2% of the aggregate Commitments of all Lenders in effect on such date. For purposes of illustration, with assumed aggregate Commitments of $100,000,000, the Letter of Credit Sublimit is equal to $10,000,000 for all Letters of Credit, and as a sublimit thereof, $2,000,000 of such $10,000,000 may constitute Bankers’ Acceptances.

“‘Maturity Date’ means the earliest of (a) the date that is the fifth anniversary of the Closing Date, (b) the date that Borrower terminates the Commitments pursuant to Section 2.4(a) of this Agreement, or (c) the date that Agent or Required Lenders declare the principal of, and any and all accrued and unpaid interest and fees in respect of, the Loans and all other Obligations (other than the Bank Product Obligations) to be immediately due and payable pursuant to Section 8.1 of this Agreement.
“‘Maximum Revolver Amount’ means (a) prior to the Maturity Date, $110,000,000, as such amount may be increased by the amount of increases in the Commitments made in accordance with Section 2.2 of this Agreement or decreased in accordance with Section 2.4(b), and (b) from and after the Maturity Date, $0.”
(b)    Upon the Third Amendment Effective Date, the following definitions are hereby added to Section 1.1 of the Loan Agreement in a manner that maintains alphabetical order:

“‘Eligible Stretch Loan Fundings’ means, as of any date of determination, the aggregate amount of all advances to Obligors under Stretch Loans (in excess of the outstanding principal amount of Permitted Stretch Loans), to the extent each of the following conditions is satisfied as to such advances: (a) each such Stretch Loan, or portion thereof, would constitute a “Permitted Stretch Loan” except that the applicable Portfolio Company has failed to maintain excess availability under its borrowing base equal to or greater than the amount of such Stretch Loan; (b) each such Stretch Loan, or portion thereof, does not exceed the advance rates or other limitations set forth in the applicable Portfolio Loan Documents; (c) each such Stretch Loan, or portion thereof, would constitute a Preliminary Eligible Portfolio Loan but for its failure to comply with clause (n) of the definition of Preliminary Eligible Portfolio Loan; and (d) such advances are not in excess of five percent (5%) of the sum of the (i) aggregate unpaid principal balance of the Preliminary Eligible Portfolio Loans and (ii) aggregate unpaid principal balance of the Preliminary Eligible Split-Funded Loans as of such date of determination.

“‘Third Amendment Effective Date’ means December 8, 2014.”

(c)    Upon the Third Amendment Effective Date, Section 2.2(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(a)    At any time from and after the Third Amendment Effective Date, and so long as Borrower has at no time reduced the Commitments pursuant to Section 2.4(b), at the option of Borrower (but subject to the conditions set forth in Section 2.2(b) below), the Commitments and the Maximum Revolver Amount may be increased by an amount in the aggregate for all such increases of the Commitments and the Maximum Revolver Amount not to exceed the Available Increase Amount (each such increase, an “Increase”). Agent shall invite each Lender to increase its Commitments (it being understood that no Lender shall be obligated to increase its Commitments) in connection with a proposed Increase at the interest margin proposed by Borrower, and if sufficient Lenders do not agree to increase their Commitments in connection with such proposed Increase, then Agent or Borrower may invite any prospective lender who is reasonably satisfactory to Agent and Borrower to become a Lender in connection with a proposed Increase. Additionally, for the avoidance of doubt, it is understood and agreed that in no event shall the aggregate amount of the Increases to the Commitments after the Third Amendment Effective Date exceed $190,000,000 and the Maximum Revolver Amount shall not exceed $300,000,000.”

(d)    Upon the Third Amendment Effective Date, each of Exhibit B-1 and Revised Schedule C-1 to the Loan Agreement is hereby deleted in its entirety and replaced with Revised Exhibit B-1 and Second Revised Schedule C-1 to the Loan Agreement, respectively, in the form attached hereto and incorporated herein. Borrower, Servicer, Agent, the Lenders, and Trustee hereby acknowledge and agree that, as of the Third Amendment Effective Date, Second Revised Schedule C-1, in the form attached hereto, accurately reflects the Commitments of the Lenders.

SECTION 3.    Representations, Warranties and Covenants of Each of Borrower and Servicer. Each of Servicer and Borrower represents and warrants to the Lenders and Agent and agrees that:
(a)    the representations and warranties contained in the Loan Agreement (as amended hereby) and the other outstanding Loan Documents are true and correct in all material respects at and as of the date hereof as though made on and as of the date hereof, except (i) to the extent specifically made with regard to a particular date and (ii) for such changes as are a result of any act or omission specifically permitted under the Loan Agreement (or under any Loan Document), or as otherwise specifically permitted by the Lender Group;
(b)    on the Third Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default will have occurred or be continuing;
(c)    the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of, and duly executed and delivered by each of Servicer and Borrower, and this Amendment is a legal, valid and binding obligation of each of Servicer and Borrower, enforceable against such Person in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and
(d)    the execution, delivery and performance of this Amendment do not conflict with or result in a breach by Borrower or Servicer of any term of any material contract, loan agreement, indenture or other agreement or instrument to which such Person is a party or is subject.
SECTION 4.    Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective as of the Third Amendment Effective Date upon satisfaction of each of the following conditions:
(a)    Each of Servicer, Borrower, the Lenders, Agent, and Trustee shall have executed and delivered to the Agent this Amendment and such other documents as the Agent may reasonably request;

(b)    Parent shall have executed a reaffirmation of guaranty in the form attached hereto;
(c)    Borrower shall have executed and delivered to Agent a second amended and restated Agent Fee Letter, in form and substance satisfactory to Agent;
(d)    Agent shall have received, in accordance with the terms and conditions of the second amended and restated Agent Fee Letter, any and all fees due and payable to Agent, for its sole and separate account, as a result of the transactions contemplated by this Amendment, which fees Borrower hereby agrees (i) may be designated as Advances under the Loan Agreement, and (ii) may be charged to the Loan Account as Obligations;
(e)    Borrower shall have delivered to Agent updated pro forma Projections in accordance with Section 9.12(c) of the Loan Agreement for Servicer, Borrower and Borrower’s Subsidiaries evidencing compliance on a pro forma basis with Sections 6.1(q), 6.1(r), and 6.1(s) of the Loan Agreement, for the 4 fiscal quarters (on a quarter-by-quarter basis) immediately following the Third Amendment Effective Date;
(f)    Agent shall have received a certificate from an authorized representative of Borrower and Servicer attesting to the resolutions adopted by the Board of Directors of Parent, as (i) sole member of Servicer, and (ii) designated manager of Borrower, authorizing the execution, delivery and performance by Borrower and Servicer of this Amendment and the other Loan Documents to be delivered in connection herewith;
(g)    Citizens shall have received (i) an amended and restated Revolving Credit Note, in form and substance satisfactory to Citizens, reflecting the Increase to Citizens’ Commitment as of the Third Amendment Effective Date, (ii) an amended and restated fee letter, in form and substance satisfactory to Citizens, and (iii) in accordance with the terms and conditions of the amended and restated fee letter for Citizens, any and all fees due and payable to Citizens, for its sole and separate account, as a result of the terms and conditions of this Amendment, which fees Borrower hereby agrees (A) may be designated as Advances under the Loan Agreement, and (B) may be charged to the Loan Account as Obligations; and
(h)    All legal matters incident to the transactions contemplated hereby shall be reasonably satisfactory to counsel for the Agent.
SECTION 5.    Execution in Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.
SECTION 6.    Costs and Expenses. Borrower hereby affirms its obligation under the Loan Agreement to reimburse the Agent and each Lender for all Lender Group Expenses paid or incurred by the Agent or any Lender in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the attorneys’ fees and expenses of attorneys for the Agent and each Lender with respect thereto.

SECTION 7.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUCTED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.
SECTION 8. Effect of Amendment; Reaffirmation of Loan Documents. (a) The parties hereto agree and acknowledge that (i) nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Loan Agreement or the other outstanding Loan Documents other than as expressly set forth herein and (ii) the Loan Agreement (as amended hereby) and each of the other outstanding Loan Documents remain and continue in full force and effect and are hereby ratified and reaffirmed in all respects. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.
(b)    Execution of this Amendment by the Lenders and Agent (i) shall not constitute a waiver of any Default or Event of Default that may currently exist or hereafter arise under the Loan Agreement, (ii) shall not impair, restrict or limit any right or remedy of the Lenders or Agent with respect to any Default or Event of Default that may now exist or hereafter arise under the Loan Agreement or any of the other Loan Documents, and (iii) shall not constitute any course of dealing or other basis for altering any obligation of Borrower or Servicer, or any right, privilege or remedy of the Lenders and Agent under the Loan Agreement or any of the other Loan Documents.

SECTION 9. Headings. Section headings in this Amendment are included herein for convenience of any reference only and shall not constitute a part of this Amendment for any other purposes.
SECTION 10. Release. EACH OF SERVICER AND BORROWER HEREBY ACKNOWLEDGES THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS‑COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF BORROWER’S LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDERS, AGENT, TRUSTEE, OR THEIR RESPECTIVE AFFILIATES, PARTICIPANTS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, EMPLOYEES OR ATTORNEYS. EACH OF SERVICER AND BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDERS, AGENT, TRUSTEE, THEIR RESPECTIVE AFFILIATES AND PARTICIPANTS, AND THEIR PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SERVICER OR BORROWER MAY NOW OR HEREAFTER HAVE AGAINST

LENDERS, AGENT, TRUSTEE, OR THEIR RESPECTIVE PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE LIABILITIES, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT. EACH OF SERVICER AND BORROWER HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST LENDERS, AGENT, TRUSTEE, THEIR RESPECTIVE AFFILIATES AND PARTICIPANTS, OR THEIR RESPECTIVE SUCCESSORS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, EMPLOYEES, AND PERSONAL AND LEGAL REPRESENTATIVES ARISING ON OR BEFORE THE DATE HEREOF OUT OF OR RELATED TO LENDERS’, AGENT’S, OR TRUSTEE’S ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS IN ADMINISTERING, ENFORCING, MONITORING, COLLECTING OR ATTEMPTING TO COLLECT THE OBLIGATIONS OF BORROWER TO LENDERS AND AGENT, WHICH OBLIGATIONS ARE EVIDENCED BY THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

BORROWER:	NEWSTAR BUSINESS FUNDING 2012-1, LLC, a Delaware limited liability company, as Borrower

	By:	NEWSTAR FINANCIAL, INC.,
its designated manager

By: /s/ JOHN KIRBY BRAY
Name: John Kirby Bray
Title: Chief Financial Officer

SERVICER:	NEWSTAR BUSINESS CREDIT, LLC, a Delaware limited liability company, as initial Servicer

	By:	NEWSTAR FINANCIAL, INC.,
its sole member

By: /s/ JOHN KIRBY BRAY
Name: John Kirby Bray
Title: Chief Financial Officer

TRUSTEE:	U.S. BANK NATIONAL ASSOCIATION, a national banking association, as initial Trustee and Collection Account Bank

	By:	/s/ TOBY ROBILLARD
	Name:	Toby Robillard
	Title:	Vice President

AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent, Issuing Bank, Swing Lender, and as a Lender

	By:	/s/ GINGER H. BROWN
	Name:	Ginger H. Brown
	Title:	Senior Vice President

[continued on next page]

LENDER:	CITIZENS BUSINESS CAPITAL, f/k/a RBS Citizens Business Capital, a division of Citizens Asset Finance, Inc., f/k/a RBS Asset Finance, Inc., as a Lender

	By:	/s/ DONALD B.LEWIS
	Name:	Donald B. Lewis
	Title:	Senior Vice President

Reaffirmation of Guaranty

The undersigned (“Guarantor”) hereby (i) consents and agrees to the terms and provisions of the foregoing Amendment and each of the transactions contemplated thereby and confirms and agrees that all references in the Loan Documents to the “Loan Agreement” shall mean the Loan Agreement as amended by the foregoing Amendment, and (ii) agrees that the Limited Continuing Guaranty (the “Guaranty”), dated as of December 7, 2012, executed by Guarantor, in favor of Agent, remains in full force and effect and continues to be the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms.

Furthermore, Guarantor hereby agrees and acknowledges that (a) the Guaranty is not subject to any claims, defenses or offsets, (b) nothing contained in the foregoing Amendment shall adversely affect any right or remedy of Agent or any Lender under the Guaranty or any agreement executed by Guarantor in connection therewith, (c) the execution and delivery of the foregoing Amendment or any agreement entered into by Agent or any Lender in connection therewith shall in no way reduce, impair or discharge any obligations of Guarantor pursuant to the Guaranty and shall not constitute a waiver by Agent or any Lender of any of Agent’s or such Lender’s rights against Guarantor under the Guaranty, (d) the consent of Guarantor is not required to the effectiveness of the foregoing Amendment, and (e) no consent by Guarantor is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loan Agreement or any present or future Loan Document (other than the Guaranty executed by Guarantor).

NEWSTAR FINANCIAL, INC., a Delaware corporation, as Guarantor

By:	/s/ JOHN KIRBY BRAY
Name:	John Kirby Bray
Title:	Chief Financial Officer

Revised Exhibit B-1

Form of Borrowing Base Certificate

[See attached]

Second Revised Schedule C-1

Commitments

Lender	Total Commitment
Wells Fargo Bank, National Association	$75,000,000.00
Citizens Business Capital	$35,000,000.00

All Lenders	$110,000,000.00